Exhibit 10.1
AMENDMENT NO. 5
TO
SECOND AMENDED AND RESTATED PRECIOUS METALS AGREEMENT
     THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED PRECIOUS METALS AGREEMENT (this “Amendment”) is made as of April 30, 2010, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank (the “Metal Lender”); BRUSH ENGINEERED MATERIALS INC., an Ohio corporation (“BEM”); WILLIAMS ADVANCED MATERIALS INC., a New York corporation (“WAM”); TECHNICAL MATERIALS, INC., an Ohio corporation (“TMI”); BRUSH WELLMAN INC., an Ohio corporation (“BWI”); ZENTRIX TECHNOLOGIES INC., an Arizona corporation (“ZTI”); WILLIAMS ACQUISITION, LLC, a New York limited liability company d/b/a Pure Tech (“Pure Tech”); THIN FILM TECHNOLOGY, INC., a California corporation (“TFT”), TECHNI-MET, LLC, a Delaware limited liability company (“Techni-Met”), ACADEMY CORPORATION, a New Mexico corporation (“Academy”), and ACADEMY GALLUP, LLC, a New Mexico limited liability company and wholly-owned subsidiary of Academy (“Gallup”), and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lender of a Joinder Agreement under the Precious Metals Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT, Techni-Met, Academy, Gallup and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.
WITNESSETH:
     WHEREAS, the Metal Lender and the Customers are parties to a certain Second Amended and Restated Precious Metals Agreement, dated as of December 28, 2007, as heretofore amended from time to time (as amended, the “Precious Metals Agreement”); and
     WHEREAS, the parties hereto desire to amend certain provisions of the Precious Metals Agreement as hereinafter provided;
     NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Precious Metals Agreement and agree, effective as of the date first written above, as follows:
     1. Defined Terms. Initially capitalized terms used but not defined in this Amendment have the meanings given to them in the Precious Metals Agreement.
     2. Amendment of Schedule 1. Schedule 1 to the Precious Metals Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.
     3. Representations and Warranties. To induce the Metal Lender to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lender that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, no Default or Event of Default exists under the Precious Metals Agreement.
     4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.
     5. Integration of Amendment into Precious Metals Agreement. The Precious Metals Agreement, as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Precious Metals Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Precious Metals Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Precious Metals Agreement, as amended hereby. The Precious Metals Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Lender. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Precious Metals Agreement or in connection therewith. Except as amended hereby, the Precious Metals Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.
     6. Expenses. The Customers covenant and agree jointly and severally to pay all reasonable out-of-pocket expenses, costs and charges incurred by the Metal Lender (including reasonable fees and disbursement of counsel) in connection with the preparation and execution of this Amendment.
     7. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.
CUSTOMERS:

BRUSH ENGINEERED MATERIALS INC.		WILLIAMS ADVANCED MATERIALS INC.

By:	/s/ Michael C. Hasychak	By:	/s/ Michael C. Hasychak
	Michael C. Hasychak		Michael C. Hasychak
	Vice President, Treasurer and Secretary		Vice President, Treasurer and Secretary

TECHNICAL MATERIALS, INC.		BRUSH WELLMAN INC.

By:	/s/ Michael C. Hasychak	By:	/s/ Michael C. Hasychak

	Michael C. Hasychak		Michael C. Hasychak
	Vice President, Treasurer and Secretary		Vice President, Treasurer and Secretary

ZENTRIX TECHNOLOGIES INC.		WILLIAMS ACQUISITION, LLC

By:	/s/ Michael C. Hasychak	By:	/s/ Michael C. Hasychak

	Michael C. Hasychak		Michael C. Hasychak
	Chief Financial Officer and Secretary		Treasurer

THIN FILM TECHNOLOGY, INC.		TECHNI-MET, LLC

By:	/s/ Gary W. Schiavoni	By:	/s/ Gary W. Schiavoni

	Gary W. Schiavoni		Gary W. Schiavoni
	Secretary		Asst. Secretary and Asst. Treasurer

ACADEMY CORPORATION		ACADEMY GALLUP, LLC

By:	/s/ Richard W. Sager	By:	/s/ Richard W. Sager

	Richard W. Sager		Richard W. Sager
	President		Manager

METAL LENDER:
THE BANK OF NOVA SCOTIA

By:	/s/ Timothy P. Dinenny

Name:	Timothy P. Dinenny

Title:	Managing Director

By:	/s/ Sangeeta Shah

Name:	Sangeeta Shah

Title:	Associate Director

ANNEX I
AMENDED AND RESTATED SCHEDULE 1 (APPROVED LOCATIONS)
SCHEDULE 1
APPROVED LOCATIONS

Approved Domestic Locations

Williams Advanced Materials Inc.	Technical Materials, Inc.
2978 Main Street	5 Wellington Road
Buffalo, New York 14214	Lincoln, Rhode Island 02865

Williams Advanced Materials Inc.	Techni-Met, LLC
2080 Lockport Road	300 Lamberton Road
Wheatfield, New York 14304	Windsor, Connecticut 06095

Williams Acquisition, LLC	Techni-Met, LLC
42 Mt. Ebo Road South	30 East Newberry Rd.
Brewster, New York 10509	Bloomfield, Connecticut 06002

Thin Film Technology	Cerac, inc. (a Williams Advanced Materials site)
153 Industrial Way	404-407 N. 13th St. and
Buellton, CA 93427	1316 W. St. Paul St.
Milwaukee, Wisconsin 53233

Zentrix Technologies Inc.	Williams Advanced Materials Inc.
Newburyport Industrial Park	3500 Thomas Rd, Suite C
22 Graf Road	Santa Clara, California 95054
Newburyport, Massachusetts 01950

Brush Wellman Inc.	Brush Wellman Inc.
14710 W. Portage River South Rd.	27555 College Park Drive
Elmore, Ohio 43416-9502	Warren, Michigan 48088

Academy Corporation	Academy Corporation
6905 Washington Avenue NE	5531 Midway Park Place NE
Albuquerque, New Mexico 87109	Albuquerque, New Mexico 87109

Academy Corporation	Academy Corporation
5520 Midway Park Place NE	5941 Midway Park Place NE
Albuquerque, New Mexico 87109	Albuquerque, New Mexico 87109

Academy Gallup, LLC
1257 North Highway 491
Gallup, New Mexico 87301

Approved Foreign Locations

Far East PTE LTD.	OMC Scientific Czech, sro
110 Paya Lebar Road #02-01	Prumyslova ul.
Singapore Warehouse	440 01 Louny
Singapore 409009	Czech Republic

Far East PTE LTD.	Seagate
10 Arumugan Rd.	1 Disc Drive
Lion Industrial Bldg.	Springtown Industrial Estate
Singapore Warehouse	Londonderry, Northern Ireland
Singapore 4099957	BT48 OBF United Kingdom

WAM Taiwan Co. Ltd.	Williams Advanced Material (Suzhou) Ltd.
No. 19 Zhongxing 1st St.	No. 28, Su Tong Road
Luzhu Shiang, Taoyuan County	Suzhou Industrial Park
Taiwan, ROC	China 215021

OMC Scientific	Williams Advanced Materials — Philippines
Ballysimon Road	Bldg. 8365 Argionaut Highway
Limerick, Ireland	Cubi Pt.
Subic Bay Freeport Zone
Philippines 2222

Approved Refiners / Fabricators

Coining of America	Johnson Matthey Limited
280 Midland Avenue	130 Glidden Road
Saddle Brook, New Jersey 07663	Brampton, Ontario, Canada L6W 3M8

Sigmund Cohn Corp.	Johnson Matthey
121 South Columbus Avenue	Orchard Road
Mount Vernon, New York 10553	Royston, Hertfordshire, England SG8 5HE

Sofield Mfg.	Johnson Matthey
2 Main Street	2001 Nolte Drive
Ridgefield Park, New Jersey 07660	West Deptford, New Jersey 08066

NuTec Metal Joining Products	Rohm & Haas Electric Materials LLC
12999 Plaza Drive	272 Buffalo Avenue
Cleveland, Ohio 44193	Freeport, New York 11520

BASF Catalysts, LLC	Sabin Metal Corp.
554 Engelhard Drive	300 Pantigo Place
Seneca, South Carolina 29679	East Hampton, New York 11937

Heraeus Metal Processing, Inc.	Seagate Technology
13429 Alondra Blvd.	7801 Computer Ave.
Santa Fe Springs, California 90670	Bloomington, MN 55435

Approved Subconsignees and Approved Subconsignee Locations

Honeywell	International Rectifier
830 Arapaho Road	a Hexfet America Facility
Richardson, Texas 75081	41915 Business Park Drive
Temecula, California 92590

Triquint Semiconductor	International Rectifier
500 W. Renner Road	Cardiff Road
Richardson, Texas 75083-3938	Newport
South Wales, England NP10 8YJ

Triquint Semiconductor	Hewlett Packard
2300 N.E. Brookwood Pkwy.	1055 NE Circle Blvd.
Hillsboro, Oregon 97124	Chemical Storage Building
Corvallis, OR 97330

Approved Storage Facility Locations

Williams Advanced Materials Inc.	Academy Corporation
2978 Main Street	5531 Midway Park Place NE
Buffalo, New York 14214	Albuquerque, New Mexico 87109

Academy Corporation	Academy Corporation
6905 Washington Avenue NE	5941 Midway Park Place NE
Albuquerque, New Mexico 87109	Albuquerque, New Mexico 87109